Q Lotus Holdings, Inc.

A Diversified Financial

Holding Company

QLOTUS

500 N Dearborn St, Suite 605

Chicago, IL 60654

(312) 379-1800

January 25, 2012

Frank Powers
1 Hughes Center Dr, Unit 1604
Lasa Vegas, NV 89169

Re: 2nd Amendment to Promissory Note

Dear Frank;

In accordance with our discussions, Q Lotus Holdings, Inc. and Frank Powers hereby agree to amend the Promissory Note dated December 1, 2011 (as amended, supplemented or otherwise modified from time to time) between Q Lotus Holdings, Inc. and Frank Powers in the amount of one hundred thousand dollars ($100,000) such that, notwithstanding anything contained in the Promissory Note to the contrary:

1. The Maturity Date for the aggregate principal balance equal to One Hundred Thirty Thousand Dollars ($130,000) is hereby extended to February ~~15~~ 21, 2012.

Please acknowledge your acceptance of the above change by executing this amendment below.

Q Lotus Holdings, Inc.

By: [signature]
Gary Rosenberg
Its: CEO

Understood and Agreed to this 25th day of January, 2012.

By: [signature]
Frank Powers